Exhibit 10.19

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN REDACTED FROM THIS EXHIBIT BECAUSE IT IS (1) NOT MATERIAL AND (2) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 1 TO

SATELLITE PROGRAM CONTRACT

BETWEEN

BLACKSKY GLOBAL LLC

AND

LEOSTELLA LLC

FOR THE CONSTRUCTION OF

THE BLACKSKY SATELLITE CONSTELLATION

Confidential

This Amendment No. 1 (“First Amendment”) to the Satellite Program Contract dated March 7, 2018 (the “SPC”) is entered into this 20th day of February 2019 and is made by and between LeoStella LLC, a Delaware limited liability company (“Contractor”) with offices at 12501 East Marginal Way South, South Building, Tukwila, Washington 98168 and BlackSky Global LLC, a Delaware limited liability company (“Purchaser”) with offices at 1505 Westlake Avenue North, Suite 600, Seattle, Washington 98109. Contractor and Purchaser are referred to herein individually as a “Party” and collectively as the “Parties”. Any capitalized terms in this First Amendment that are left undefined shall have that meaning ascribed to them in the SPC.

Recitals

Whereas, Purchaser has requested a new Satellite Delivery Schedule;

Whereas, Contractor has considered the Purchaser’s request for a new Satellite Delivery Schedule; and

Whereas, the Parties wish to memorialize their agreement with respect to a new Satellite Delivery Schedule in this First Amendment and to update certain provisions within the SPC.

Now, therefore, the Parties hereto, in consideration of the mutual promises and covenants herein expressed, agree as follows:

1.0     Article 4(A) and 4(B) of the SPC are amended as follows:

(A)     Purchaser shall pay to Contractor for the Work to be performed the Total Price as set forth in in the table below and in accordance with the payment plan and the other provisions of this Contract, as such Total Price may be adjusted in accordance with the provisions of this Contract. The Total Price shall be deemed to include all applicable transportation between Contractor’s facilities and insurance charges up to transfer of risk of loss.

The Total Price shall be:

Item	Description	[***] Price in USD (per Spacecraft)
1-20	Block-2 Spacecraft	$3,950,000

Total Price		$79,000,000

(B)     Purchaser shall supply the Scout-04 Payload [***] and End Item Data Package, for integration into the satellite production. The Scout-04 payload shall be delivered by 01 March 2019 and shall meet all requirements of [***] The cost for the Payload shall be the cost of the [***] The [***] The cost for the Purchaser Furnished Scout-04 Payload is [***] borne by the Purchaser for the [***] The [***]

Confidential	1

amount shall be credited against the payment to be made by the Purchaser to the Contractor at the next milestone after the delivery date of the Payload according to the schedule described in Exhibit C of the SPC.

2.0     Article 7(H) is amended as follows:

(H)     ….

Contractor may request status of payment by calling the Accounts Payable Administrator in Accounts Payable at [***] Purchaser may request invoice information by contacting Accounting department of contractor at [***] or another Contractor representative as designated by the Contractor from time to time.

3.0     Article 20(A)(iv) is amended as follows:

(iv)     Excluding the first two (2) Satellites, if the Contractor delivers (or notifies Purchaser it will deliver) a Satellite later than the date of delivery set out in this SPC on [***] and the [***] between [***] delivered late is [***] or greater.

4.0     Article 24(C) is hereby amended by adding the following sentence to the end of the paragraph:

This Warranty shall not apply Satellite [***] with the exception of [***]

5.0     Article 25(B) is amended as follows:

….

All technical correspondence to the Purchaser will be addressed to:

[***] Program Manager

Tel: [***]

Email: [***]

All contractual correspondence to Contractor will be addressed to (with copy to the Program Manager):

CEO

Address:

ATTN: CEO

LeoStella

12501 E. Marginal Way S.

Tukwila, WA 98168

Email: [***]

Confidential	2

All technical correspondence to Contractor will be addressed to (with copy to the Program Manager):

CTO

Address:

ATTN: CTO

LeoStella

12501 E. Marginal Way S.

Tukwila, WA 98168

Email: [***]

6.0     Article 30(A) is amended as follows:

Program Manager (Contractor)	[	***]
Program Manager (Purchaser)	[	***]

7.0     Schedule C of the SPC is replaced, in its entirety, with the Schedule C attached, and specifically incorporated herein by reference, to this First Amendment.

8.0     The terms and conditions of the SPC shall apply and remain in force unless specifically amended by this First Amendment. To the extent there is any conflict between the specific terms of this First Amendment and the SPC, the First Amendment is intended to control and take precedence.

Executed as of the date first indicated above.

BlackSky Global LLC		LeoStella LLC

By:		By:
Name:	Nick Merski	Name:	Jean-Christophe Chautard
Title:	V.P., Satellite Operations	Title:	CEO

Confidential	3

Schedule C

[attached]

Confidential	4

Exhibit C

Milestone & Payment Schedule

For the Construction Of

The BlackSky Satellite Constellation

Document:	SPCJV1 Exhibit C: Milestone & Payment Schedule

Contract#:	SPCJV1

Revision	4

Updated	12/12/2018

Approved by LeoStella:

Approved by BlackSky:

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

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SPCJV1 Exhibit C

Milestone & Payment Schedule

Revision 4

Revision History

Revision	Date	Changes
Draft	10/8/17	Working draft, not configuration controlled
1	10/13/17	Reference for fist closing
2	2/15/18	Update for Second Close
3	3/3/18	Formatting update for second close
4	12/12/18	Updated according to change requests of schedule and price from BlackSky

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

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SPCJV1 Exhibit C

Milestone & Payment Schedule

Revision 4

TABLE OF CONTENTS

1	Milestone & Payment Schedule	4

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

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SPCJV1 Exhibit C

Milestone & Payment Schedule

Revision 4

1	MILESTONE & PAYMENT SCHEDULE

Work to complete the Satellite Production for units Global-5 through Global-24 shall be performed according to the below milestones and contract payments.

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This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

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